Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	March 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 123.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 3.0%
American Trailer World Corp. 4.500% (LIBOR03M + 3.750%) due 02/17/2028 ~	$500	$497
Azure Midstream Energy LLC 12.000% (LIBOR03M + 11.000%) due 03/31/2023 «~	9,246	9,392
Rosefield Pipeline Co. LLC 13.000% (LIBOR03M + 11.000%) due 08/22/2023 «~	6,531	6,258

Total Loan Participations and Assignments (Cost $16,138)		16,147

CORPORATE BONDS & NOTES 16.2%
INDUSTRIALS 10.5%
Antero Resources Corp. 5.000% due 03/01/2025	3,000	3,007
Ascent Resources Utica Holdings LLC 8.250% due 12/31/2028	3,100	3,230
Chesapeake Energy Corp.
5.500% due 02/01/2026	2,600	2,711
5.875% due 02/01/2029	2,500	2,655
Comstock Resources, Inc. 6.750% due 03/01/2029	4,700	4,826
EnLink Midstream LLC 5.625% due 01/15/2028	1,600	1,550
EnLink Midstream Partners LP 4.850% due 07/15/2026 (h)	1,830	1,770
EQM Midstream Partners LP 4.500% due 01/15/2029 (h)	1,800	1,757
EQT Corp. 5.000% due 01/15/2029	4,000	4,290
Go Daddy Operating Co. LLC 3.500% due 03/01/2029	400	394
Indigo Natural Resources LLC 5.375% due 02/01/2029	3,250	3,208
Intelsat Jackson Holdings S.A. 8.500% due 10/15/2024 ^(b)	2,200	1,385
MPH Acquisition Holdings LLC 5.750% due 11/01/2028	3,000	2,929
Northriver Midstream Finance LP 5.625% due 02/15/2026	4,000	4,165
Parkland Corp. 4.500% due 10/01/2029 (a)	3,000	3,011
PDC Energy, Inc. 5.750% due 05/15/2026	2,500	2,596
Range Resources Corp. 4.875% due 05/15/2025	3,000	2,975
Superior Plus LP 4.500% due 03/15/2029	2,000	2,025
Transocean Guardian Ltd. 5.875% due 01/15/2024	2,218	1,945
Vine Energy Holdings LLC 6.750% due 04/15/2029 (a)	3,000	3,000
Vine Oil & Gas LP 9.750% due 04/15/2023	2,700	2,894

		56,323

UTILITIES 5.7%
Antero Midstream Partners LP 7.875% due 05/15/2026 (h)	3,800	4,094
Blue Racer Midstream LLC 7.625% due 12/15/2025	4,400	4,750
Endeavor Energy Resources LP 5.500% due 01/30/2026	2,500	2,601
Enviva Partners LP 6.500% due 01/15/2026 (g)	6,000	6,296
Genesis Energy LP 8.000% due 01/15/2027 (g)	4,800	4,869
Petrobras Global Finance BV 6.900% due 03/19/2049	2,600	2,852
Tallgrass Energy Partners LP 6.000% due 12/31/2030 (h)	2,000	1,980

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

Transocean Poseidon Ltd. 6.875% due 02/01/2027	2,950	2,732

		30,174

Total Corporate Bonds & Notes (Cost $86,952)		86,497

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Notes
0.250% due 10/31/2025 (l)	126,700	123,392

Total U.S. Treasury Obligations (Cost $125,780)		123,392

	SHARES
COMMON STOCKS 48.2%
ENERGY 46.1%
Antero Midstream Corp.	293,000	2,646
Cabot Oil & Gas Corp.	335,000	6,291
Canadian Natural Resources Ltd.	140,000	4,328
Cenovus Energy, Inc.	518,000	3,891
Cheniere Energy, Inc. (c)	230,000	16,562
Chesapeake Energy Corp. (c)	118,000	5,120
Devon Energy Corp.	464,000	10,138
Diamondback Energy, Inc.	148,000	10,877
Enbridge, Inc.	250,000	9,107
EQT Corp. (c)	471,000	8,751
Equitrans Midstream Corp.	783,240	6,391
Hess Midstream LP 'A' (h)	887,849	19,906
Keyera Corp.	128,000	2,660
Kinder Morgan, Inc.	874,620	14,562
Occidental Petroleum Corp.	192,000	5,111
ONEOK, Inc.	388,000	19,656
Ovintiv, Inc.	166,000	3,954
Pembina Pipeline Corp.	399,000	11,525
Plains GP Holdings LP 'A' (i)	1,567,000	14,730
Rattler Midstream LP (i)	232,000	2,466
RMGB Renew Power Pipe «(j)	700,000	7,003
Targa Resources Corp.	674,000	21,400
TC Energy Corp.	200,662	9,199
Venture Global LNG, Inc.'C' «(j)	2,885	18,226
Williams Cos., Inc.	509,900	12,080

		246,580

UTILITIES 2.1%
Clearway Energy, Inc. 'C'	41,052	1,155
NextEra Energy Partners LP (i)	77,000	5,612
NextEra Energy, Inc.	60,000	4,537

		11,304

Total Common Stocks (Cost $214,523)		257,884

MASTER LIMITED PARTNERSHIPS 10.9%
ENERGY 10.9%
Cheniere Energy Partners LP	72,000	2,992
Crestwood Equity Partners LP	283,342	7,911
DCP Midstream LP	544,094	11,785
Energy Transfer LP	1,644,000	12,626
Enterprise Products Partners LP	170,000	3,743
MPLX LP	346,000	8,868
NuStar Energy LP	390,000	6,665
Western Midstream Partners LP	53,000	985
Genesis Energy LP	311,000	2,905

Total Master Limited Partnerships (Cost $55,269)		58,480

PREFERRED SECURITIES 3.8%
INDUSTRIALS 3.8%
Rivian Automotive, Inc. «(j)	608,688	20,513

Total Preferred Securities (Cost $9,429)		20,513

REAL ESTATE INVESTMENT TRUSTS 0.4%
REAL ESTATE 0.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	40,000	2,244

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

Total Real Estate Investment Trusts (Cost $2,611)		2,244

SHORT-TERM INSTRUMENTS 18.3%
REPURCHASE AGREEMENTS (k) 5.2%		28,000

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.4%
Federal Home Loan Bank 0.015% due 06/30/2021 (e)(f)	$2,000	2,000

U.S. TREASURY BILLS 10.9%
0.055% due 04/15/2021 - 09/23/2021 (d)(e)(n)(p)	58,500	58,494

U.S. TREASURY CASH MANAGEMENT BILLS 1.8%
0.038% due 07/06/2021 - 07/20/2021 (d)(e)(p)	9,559	9,559

Total Short-Term Instruments (Cost $98,046)		98,053

Total Investments in Securities (Cost $608,748)		663,210

Total Investments 123.8% (Cost $608,748)		$663,210
Financial Derivative Instruments (m)(o) 4.9%(Cost or Premiums, net $(1,494))		26,128
Other Assets and Liabilities, net (28.7)%		(153,758)

Net Assets 100.0%		$535,580

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(h)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(i)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

RMGB Renew Power Pipe	02/24/2021	$7,000	$7,003	1.31%
Rivian Automotive, Inc.	07/10/2020	9,429	20,513	3.83
Venture Global LNG, Inc.'C'	06/27/2019	15,002	18,226	3.40

$31,431	$45,742	8.54%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	0.000%	03/31/2021	04/01/2021	$3,900	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(3,982)	$3,900	$3,900
JPS	0.020	03/31/2021	04/01/2021	24,100	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(24,577)	24,100	24,100

Total Repurchase Agreements	$(28,559)	$28,000	$28,000

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

IND	0.060%	03/24/2021	04/07/2021	$(113,050)	$(113,051)
0.060	03/25/2021	04/05/2021	(1,662)	(1,662)
NOM	0.080	03/18/2021	04/19/2021	(8,993)	(8,993)

Total Reverse Repurchase Agreements	$(123,706)

(l)	Securities with an aggregate market value of $123,335 have been pledged as collateral under the terms of master agreements as of March 31, 2021.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(45,027) at a weighted average interest rate of 0.045%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

WRITTEN OPTIONS:
COMMODITY OPTIONS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Put - NYMEX Crude June 2021 Futures	$55.000	05/17/2021	100	$ 100	$(221)	$(202)
Call - NYMEX Crude June 2021 Futures	65.000	05/17/2021	100	100	(139)	(128)

Total Written Options	$(360)	$(330)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

California Carbon Allowance Future Vintage December Futures	12/2021	500	$9,255	$18	$5	$0
Gas Oil December Futures	12/2021	71	3,646	33	5	0
Gas Oil June Futures	06/2021	200	10,195	1,598	0	(20)
Gold 100 oz. June Futures	06/2021	20	3,431	(43)	59	0
Henry Hub Natural Gas April Futures	03/2022	225	1,397	(35)	2	0
Henry Hub Natural Gas August Futures	07/2022	232	1,458	(18)	1	0
Henry Hub Natural Gas December Futures	11/2022	108	745	39	1	0
Henry Hub Natural Gas February Futures	01/2022	97	726	92	1	0
Henry Hub Natural Gas January Futures	12/2021	108	823	118	1	0
Henry Hub Natural Gas July Futures	06/2022	232	1,455	(21)	2	0
Henry Hub Natural Gas June Futures	05/2022	225	1,391	(40)	2	0
Henry Hub Natural Gas March Futures	02/2022	108	761	55	2	0
Henry Hub Natural Gas May Futures	04/2022	232	1,416	(59)	3	0
Henry Hub Natural Gas November Futures	10/2022	105	680	(6)	1	0
Henry Hub Natural Gas October Futures	09/2022	232	1,463	(12)	2	0
Henry Hub Natural Gas September Futures	08/2022	225	1,405	(26)	1	0
Natural Gas April Futures	03/2022	11	166	13	3	0
Natural Gas April Futures	03/2023	10	646	42	2	0
Natural Gas August Futures	07/2022	11	160	2	2	0
Natural Gas August Futures	07/2023	10	591	(13)	2	0
Natural Gas December Futures	11/2023	10	698	95	5	0
Natural Gas February Futures	01/2023	10	793	190	2	0
Natural Gas January Futures	12/2023	10	806	203	2	0
Natural Gas July Futures	06/2022	11	159	1	2	0
Natural Gas July Futures	06/2023	10	586	(18)	3	0
Natural Gas June Futures	05/2022	11	151	(3)	1	0
Natural Gas June Futures	05/2023	10	591	(13)	3	0
Natural Gas March Futures	02/2023	10	766	162	3	0
Natural Gas May Futures	04/2022	11	161	3	2	0
Natural Gas May Futures	04/2023	10	626	22	3	0
Natural Gas November Futures	10/2023	10	641	37	0	0
Natural Gas October Futures	09/2023	10	613	10	3	0
Natural Gas September Futures	08/2022	11	157	3	3	0
Natural Gas September Futures	08/2023	10	603	0	3	0
WTI Crude December Futures	11/2022	31	1,647	(25)	5	(22)

$2,404	$137	$(42)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Brent Crude December Futures	10/2021	53	$(3,192)	$166	$54	$0
Brent Crude July Futures	05/2021	150	(9,347)	609	195	0
Natural Gas April Futures	03/2023	10	(592)	(32)	0	(4)
Natural Gas August Futures	07/2021	14	(231)	(7)	0	(7)
Natural Gas August Futures	07/2023	10	(551)	9	0	(4)
Natural Gas December Futures	11/2021	62	(1,102)	(41)	0	(22)
Natural Gas December Futures	11/2022	51	(833)	(150)	0	(10)
Natural Gas December Futures	11/2023	10	(622)	(62)	0	(6)
Natural Gas February Futures	01/2022	99	(1,609)	(244)	0	(38)
Natural Gas February Futures	01/2023	10	(664)	(104)	0	(3)
Natural Gas January Futures	12/2021	99	(1,777)	(265)	0	(33)
Natural Gas January Futures	12/2022	10	(665)	(105)	0	(3)
Natural Gas July Futures	06/2021	14	(231)	(7)	0	(7)
Natural Gas July Futures	06/2023	10	(533)	27	0	(4)
Natural Gas June Futures	05/2023	10	(542)	18	0	(4)
Natural Gas March Futures	02/2022	99	(1,731)	(222)	0	(41)
Natural Gas March Futures	02/2023	10	(647)	(87)	0	(3)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

Natural Gas May Futures	04/2023	10	(570)	(10)	0	(5)
Natural Gas November Futures	10/2021	62	(1,051)	(23)	0	(26)
Natural Gas November Futures	10/2022	51	(792)	(131)	0	(9)
Natural Gas November Futures	10/2023	10	(620)	(60)	0	(6)
Natural Gas October Futures	09/2021	62	(1,049)	12	2	(29)
Natural Gas October Futures	09/2022	51	(784)	(101)	0	(10)
Natural Gas October Futures	09/2023	10	(591)	(31)	0	(6)
Natural Gas September Futures	08/2021	14	(225)	(8)	0	(7)
Natural Gas September Futures	08/2023	10	(574)	(14)	0	(4)

$(863)	$251	$(291)

Total Futures Contracts	$1,541	$388	$(333)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	0.230%	Annual	11/19/2025	$123,700	$243	$2,489	$2,732	$102	$0

Total Swap Agreements	$243	$2,489	$2,732	$102	$0

(n)	Securities with an aggregate market value of $1,303 and cash of $5,486 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2021	CAD	57,199	$45,063	$0	$(455)
07/2021	EUR	2,600	3,083	28	0
07/2022	3,990	4,912	182	0
BPS	05/2021	CAD	2,377	1,874	0	(17)
05/2021	EUR	214	256	4	0
07/2021	$1,629	EUR	1,393	8	0
07/2022	767	635	0	(14)
BRC	05/2021	48	41	0	0
CBK	05/2021	GBP	137	$191	2	0
GLM	07/2021	$4,290	EUR	3,599	0	(62)
07/2022	570	463	0	(21)
HUS	05/2021	CAD	3,008	$2,397	3	0
05/2021	EUR	3,309	3,989	104	0
05/2021	$851	EUR	704	0	(25)
07/2021	254	208	0	(9)
07/2022	EUR	1,889	$2,346	107	0
JPM	05/2021	$132	EUR	111	0	(2)
07/2021	EUR	2,600	$2,981	0	(73)
MYI	05/2021	$1,184	CAD	1,506	14	0
UAG	05/2021	499	EUR	413	0	(14)

Total Forward Foreign Currency Contracts	$452	$(692)

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUNDS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

BRC	Call - OTC Alerian MLP	$33.500	04/07/2021	640	$(221)	$(7)

Total Written Options	$(221)	$(7)

SWAP AGREEMENTS:
COMMODITY FORWARD SWAPS
Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Receive	EURMARGIN 4Q21	$5.300	Maturity	12/31/2021	900	$0	$0	$0	$0
Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	7,650	(22)	18	0	(4)
JPM	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	12,600	(35)	26	0	(9)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	3,780	(12)	17	5	0
MAC	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	900	0	0	0	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	180,000	(1,087)	1,819	732	0
MYC	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	13,500	0	36	36	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	7,650	0	17	17	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	12,600	0	28	28	0
	Receive	TTFNBP V1-H2	GBP	4.050	Maturity	03/31/2022	2,548,000	0	(22)	0	(22)

								$(1,156)	$1,939	$818	$(35)

TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	AMNAX Index	9,879	0.758% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	$3,701	$0	$1,205	$1,205	$0
	Receive	AMNAX Index	37,497	0.810% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	15,036	0	3,607	3,607	0
CBK	Receive	AMZX Index	32,168	0.460% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	23,345	0	8,478	8,478	0

								$0	$13,290	$13,290	$0

TOTAL RETURN SWAPS ON MASTER LIMITED PARTNERSHIPS
										Swap Agreements, at Value
Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Equitrans Midstream Corp.	388,850	0.658% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	$3,075	$0	$256	$256	$0
	Receive	Holly Energy Partners LP	125,000	0.109% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	1,987	0	531	531	0
	Receive	Western Gas Partners LP	448,225	0.658% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	3,598	0	5,131	5,131	0
	Receive	Crestwood Equity Partners LP	146,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	3,823	0	795	795	0
	Receive	DCP Midstream LP	139,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	2,908	0	100	100	0
	Receive	Enable Midstream Partners LP	89,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	528	0	63	63	0
	Receive	Energy Transfer LP	1,365,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	9,323	0	1,152	1,152	0
	Receive	Enterprise Products Partners LP	702,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	15,044	0	401	401	0
	Receive	MPLX LP	412,000	0.656% (1-Month USD-LIBOR less a specified spread)	Maturity	03/10/2022	9,867	0	683	683	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

	Receive	Phillips 66 Partners LP	194,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	4,877	0	1,263	1,263	0
	Receive	Plains All American Pipeline LP	559,000	0.656% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	4,690	0	393	393	0
	Receive	Western Gas Partners LP	149,000	0.656% (1-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/10/2022	2,473	0	294	294	0
BRC	Receive	DCP Midstream LP	40,000	0.760% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	907	0	(41)	0	(41)
FAR	Receive	Crestwood Equity Partners LP	103,000	0.506% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	3,151	0	133	133	0
	Receive	DCP Midstream LP	82,000	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	2,048	0	(272)	0	(272)
	Receive	Enable Midstream Partners LP	118,000	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	865	0	(101)	0	(101)
	Receive	Energy Transfer LP	1,030,000	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	8,837	0	(930)	0	(930)
	Receive	Enterprise Products Partners LP	670,000	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	15,577	0	(829)	0	(829)
	Receive	MPLX LP	318,000	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	8,382	0	(235)	0	(235)
	Receive	NuStar Energy LP	50,000	0.506% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	997	0	(143)	0	(143)
	Receive	Phillips 66 Partners LP	103,000	0.556% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	3,201	0	60	60	0
	Receive	Plains All American Pipeline LP	152,000	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	1,484	0	(101)	0	(101)
	Receive	Western Gas Partners LP	216,550	0.586% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	4,353	0	(328)	0	(328)
	Receive	Equitrans Midstream Corp.	125,330	0.686% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	982	0	92	92	0
	Receive	Holly Energy Partners LP	128,520	0.683% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	1,938	0	640	640	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

	Receive	Western Gas Partners LP	285,225	0.686% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	2,369	0	3,185	3,185	0
GST	Receive	Crestwood Equity Partners LP	131,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	3,503	0	561	561	0
	Receive	DCP Midstream LP	97,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,199	0	(99)	0	(99)
	Receive	Enable Midstream Partners LP	162,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	1,128	0	(79)	0	(79)
	Receive	Energy Transfer LP	799,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	6,488	0	(356)	0	(356)
	Receive	Enterprise Products Partners LP	398,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	8,796	0	(37)	0	(37)
	Receive	MPLX LP	399,000	0.660% (1-Month USD-LIBOR less a specified spread)	Maturity	03/24/2022	9,843	0	377	377	0
	Receive	NuStar Energy LP	130,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,431	0	(211)	0	(211)
	Receive	Plains All American Pipeline LP	274,000	0.660% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,455	0	37	37	0
	Receive	Western Gas Partners LP	117,425	0.660% (1-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/24/2022	2,091	0	90	90	0

								$0	$12,475	$16,237	$(3,762)

Total Swap Agreements								$(1,156)	$27,704	$30,345	$(3,797)

(p)

Securities with an aggregate market value of $398 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2021

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2021 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$497	$15,650	$16,147
Corporate Bonds & Notes
Industrials	3,000	53,323	0	56,323
Utilities	0	30,174	0	30,174
U.S. Treasury Obligations	0	123,392	0	123,392
Common Stocks
Energy	221,351	0	25,229	246,580
Utilities	11,304	0	0	11,304
Master Limited Partnerships
Energy	58,480	0	0	58,480
Preferred Securities
Industrials	0	0	20,513	20,513
Real Estate Investment Trusts
Real Estate	2,244	0	0	2,244
Short-Term Instruments
Repurchase Agreements	0	28,000	0	28,000
Short-Term Notes	0	2,000	0	2,000
U.S. Treasury Bills	0	58,494	0	58,494
U.S. Treasury Cash Management Bills	0	9,559	0	9,559

Total Investments	$296,379	$305,439	$61,392	$663,210

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	388	102	0	490
Over the counter	0	30,797	0	30,797

$388	$30,899	$0	$31,287
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(663)	0	0	(663)
Over the counter	0	(4,496)	0	(4,496)

$(663)	$(4,496)	$0	$(5,159)

Total Financial Derivative Instruments	$(275)	$26,403	$0	$26,128

Totals	$296,104	$331,842	$61,392	$689,338

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:
Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)

Investments in Securities, at Value
Loan Participations and Assignments	$15,033	$9,295	$(9,306)	$39	$(92)	$681	$0	$0	$15,650	$584
Common Stocks
Energy	16,392	7,000	0	0	0	1,837	0	0	25,229	1,837
Preferred Securities
Industrials	0	9,429	0	0	0	11,084	0	0	20,513	11,084

Totals	$31,425	$25,724	$(9,306)	$39	$(92)	$13,602	$0	$0	$61,392	$13,505

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$15,650	Reference Instrument	Yield	9.673 – 11.102	10.531
Common Stocks
Energy	18,226	Comparable Multiple / Discounted Cash Flow	EBITDA Multiple / Discount Rate X / %	9.830/12.400	—
7,003	Reference Instrument	Probability of Success	45.000	—
Preferred Securities
Industrials	20,513	Common Stock Equivalent	Equity Value Variance	150.000	—

Total	$61,392

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary on January 29, 2019 comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 8.5% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may

Notes to Financial Statements (Cont.)

materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed

Notes to Financial Statements (Cont.)

from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Common stock equivalent valuation estimates fair value by applying an equity adjustment based on observable comparable companies equity value variances. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	NOM	Nomura Securities International Inc.
FAR	Wells Fargo Bank National Association	JPS	J.P. Morgan Securities LLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	EURMARGIN	European Refined Margin	SOFRRATE	Secured Overnight Financing Rate
AMZX	Alerian MLP Total Return Index	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	TTFNBP	Dutch Title Transfer Facility vs. UK National Balancing Point Natural Gas Spread
BRENT	Brent Crude	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
LIBOR	London Interbank Offered Rate	oz.	Ounce	WTI	West Texas Intermediate
OIS	Overnight Index Swap	TBA	To-Be-Announced